Exhibit 99.1

Fiscal Year 2018 Third Quarter Investor Presentation Fiscal Year 2018 Third Quarter Investor Presentation June 19, 2018

2 2 Safe Harbor Statement & Use of Non - GAAP Measures This investor presentation dated June 19 , 2018 contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Statements in this investor presentation that are not historical facts are hereby identified as “forward - looking statements” for the purpose of the safe harbor provided by Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical fact, including without limitation, those with respect to the Company’s goals, plans, expectations and strategies set forth herein are forward - looking statements . The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward - looking statements : the Company’s ability to execute on its business strategy and to achieve anticipated synergies and benefits from business acquisitions, including any cost reduction plans and the continued and increased demand for and market acceptance of its services, which could negatively affect the Company’s ability to meet its revenue, operating income and cost - savings targets, maintain and improve its cash position, expand its operations and revenue, lower its costs, improve its gross margins, reach and sustain profitability, reach its long - term objectives and operate optimally ; the Company’s ability to repay indebtedness ; failure to realize expected benefits of restructuring and cost - cutting actions ; the Company’s ability to preserve and monetize its net operating losses ; difficulties integrating technologies, operations and personnel in accordance with the Company’s business strategy ; client or program losses ; demand variability in supply chain management clients to which the Company sells on a purchase order basis rather than pursuant to contracts with minimum purchase requirements ; failure to settle disputes and litigation on terms favorable to the Company ; risks inherent with conducting international operations ; and increased competition and technological changes in the markets in which the Company competes . For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q . These filings are available in the Investor Relations section of our website under the “SEC Filings” tab . All forward - looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements . Further, any forward - looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events . The information provided herein includes certain non - GAAP financial measures . These non - GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company . The non - GAAP EBITDA financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company’s business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals . Certain items are excluded from these non - GAAP financial measures to provide additional comparability measures from period to period . These non - GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies . These non - GAAP financial measures are reconciled in the accompanying tables to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition to, and not in lieu of, such comparable financial measures . Financial information for the periods ended April 30 , 2018 and April 30 , 2017 is unaudited .

3 3 “ In the fiscal 2018 third quarter, consolidated revenue grew, gross margins improved and we posted a modest operating profit . This marked the first full quarter with IWCO Direct and business has materialized as planned . IWCO Direct continues to show strong growth, particularly in the insurance vertical, and through process enhancements, their production efficiencies continue to improve . ModusLink Corporation remains in transition following a year of strong improvements, primarily as a result of several planned client exits which were communicated . We are continuing the ModusLink realignment, lowering fixed costs while strategically investing in our facilities and technology, and we believe we’re on the right track . We see opportunities over the coming years to enhance our financial performance and drive shareholder value . ” -- Jim Henderson, CEO of Steel Connect, Inc. A Message from Our CEO

4 4 First Full Quarter of Holding Company Structure ▪ Strong mix of work across market segments ▪ Process improvements ongoing ▪ Production records set in Q3 2018 ▪ Insurance vertical volume growing ▪ Realigning global operations ▪ Optimizing facilities utilization ▪ Strategically investing in technology ▪ New programs awarded in Q3 and early stages of Q4

5 5 About IWCO Direct ▪ A leader in direct marketing for nearly 50 years. ▪ One of the nation’s largest providers of data - driven marketing solutions. ▪ One of the industry’s most sophisticated postal logistics strategies for direct mail. ▪ Highly differentiated continuity and disaster recovery services through Mail - Gard®. ▪ Partnering with Fortune 500 leaders in financial services, insurance, cable/MSOs, retail, healthcare and diverse industries for customer acquisition and loyalty programs. x Multichannel x Production Efficiencies x High - performance Formats x Greater ROMI x Speed - to - Market x Cost Optimization Strategy Creative Execution Value Proposition Connect Strategy to Execution with an End - to - End Approach

6 6 About IWCO Direct: Direct Mail Performance Production & execution all under one roof Agency services complemented by production expertise Single - source for cross - channel marketing End - to - End Direct Marketing Solution IWCO Direct Drives Continuous Direct Mail PERFORMANCE IMPROVEMENT Not just a printer… We are a comprehensive direct marketing solution Direct mail AND integrated direct marketing

About IWCO Direct: Services Offered

STRATEGY

- List management and procurement
- Econometric modeling
- Data mining
- Primary and secondary research
- Back-end reporting
- Attribution studies

DATA

- Mailing strategy and cadence
- Offer, format and messaging
- Integrated DR campaigns
- Segmentation and testing methodology

CREATIVE

- Creative design
- Copywriting
- Creative versioning

MEDIA

- Digital SEO/PPC
- Display
- Social (Facebook, Twitter, YouTube, LinkedIn)
- Broadcast (TV, Radio)

EXECUTION

- Digital asset management
- Campaign management
- Production management
- Multichannel

ANALYSIS

- Test and roll-out results
- Response vs. hold-out
- Multiple mixed media tactics
- Adjusted strategy and test recommendations
- Response to KPI (RR, CPL, CPA)

7
STEEL CONNECT

8 8 About IWCO Direct: Benefits to our Customers Lower CPA By improving response and conversion rate Improve Results Through data - driven, disciplined, repetitive, and strategic testing Higher Response Through greater relevance and personalization based on segment and life stage data Increase CLV Through disciplined CRM programming and testing Connect Strategy to Execution Speed - to - market, innovation, cost efficiencies, and greater ROMI

9 9 About IWCO Direct: Why We Win in the Market? 01 02 03 04 05 Financial Strength Consistent reinvestment in the business; $15 million of capital expenditures in each of the past three years Market Leader Market leader in transition to continuous digital for direct mail Turnkey Service Turnkey service under one roof Effective Creative Efficient and effective creative optimizes production Robust Security Robust physical and data security practices

10 10 ModusLink at a Glance: Global, Integrated, Trusted Recent Accolades 2017 Gold Stevie ® Award Sales and Customer Service Inbound Logistics 2017 Logistics IT Provider Supply & Demand Chain Executive 2016 Green Supply Chain Award Business Intelligence Group 2016 BIG Innovation Award EMC Blue Sky Supplier Sustainability Award GoPro GoPro Versatile Award Intel Preferred Quality Supplier Award $436.6M ModusLink Net Revenue (FY17) $4.5B Client materials managed through ModusLink 419M Annual units shipped ~ 1,600 Full - time employees 20 Solution Centers 21 Languages 66% 6 of 9 high tech clients in Gartner Supply Chain Top 25 1 Technology platform with single integration effort 8 Highly integrated supply chain and logistics solutions

ModusLink: Modular Solutions Driving Client ROI

Designed to work together to drive revenue growth, reduce costs and enhance the end-customer brand experience.



E-Commerce
Contact Center
Financial Management
Internet of Things (IoT) Powered by Poetic
Value-Added Warehousing & Distribution
Entitlement Management
Material Planning & Factory Supply
Returns Management
Transportation Management
Product Supply Chain & Logistics
Channels
Distributor
Retail
Enterprise
End-User
Customer Brand Experience
Reverse Logistics

These integrated solutions are built on a standard set of processes configured to meet our clients' unique business objectives

11

COMPANY CONFIDENTIAL

ModusLink

ModusLink: End-to-End Capabilities Backed by Automation

More than 30 years of market knowledge and experience.

All ModusLink solutions & services are scalable and integrated to ensure quick time-to-market. The graphic below demonstrates the interrelation of all ModusLink services.



Market Expansion
Manufacturing to Market
Reverse Logistics
End-to-End Commerce Solutions
IoT-Enabled Supply Chain
Customer Contact
E-Commerce Integration
Marketplace Integration
Procurement, Planning & Freight
Postponement & Customization
Order Management
Payment Services
Factory Feed
Continuous Optimization
Analytics & Insight
Solution Design
Entitlement & Subscription
Import / Export Expertise
Consumer Returns
B2C & B2B Fulfillment
Home Replenishment
Trade-In Enablement
Grading & Disposition
Re-Marketing Enablement

12

STEEL CONNECT

13 13 AMERICAS Riverside, Calif. Miami, Fla. Raleigh, North Carolina Nashville, Tenn. Orem, Utah Monterrey, Mexico Guadalajara, Mexico EMEA Brno, Czech Republic Kildare, Ireland Apeldoorn, The Netherlands Venray, The Netherlands ASIA Sydney, Australia Chongqing, China Futian, China Shenzhen, China Kunshan, China Waigaoqiao, China Isehara, Japan Penang, Malaysia Singapore LEGEND Solution Centers ModusLink: Global Operations Footprint Investing in Facilities and Automation

14 14 ModusLink: A Sampling of our Client Partners

Fiscal Year 2018 Third Quarter Investor Presentation Fiscal Year 2018 Third Quarter Investor Presentation June 19, 2018 Fiscal Year 2018 Third Quarter Financial Updates

Fiscal 2018 Third Quarter Financial Highlights

(For the 3-month periods ended April 30, 2018 and April 30, 2017)

($'s in millions)	3-Months Q3 Fiscal Year '18	3-Months Q3 Fiscal Year '17	$ Change	% Change
Net Revenue	$188.9	$97.9	$91.0	92.9%
Gross Profit	$39.0	$8.5	$30.5	356.6%
Gross Margin %	20.6%	8.7%	---	1,190 bps
SG&A	$29.6	$14.0	$15.6	110.8%
Total Operating Expenses	$37.6	$13.8	$23.8	172.9%
Operating Income (loss)	$1.4	$(5.2)	$6.6	126.3%
Net Income (loss)	$(10.3)	$(5.1)	$(5.3)	103.9%
EBITDA (loss)*	$14.6	$(0.4)	$15.0	3,523.5%
Adjusted EBITDA (loss)*	$16.9	$(3.6)	$20.5	570.6%

- Net revenue improvement driven by the increase in revenue associated with the acquisition of IWCO Direct, offset by anticipated declines in the Supply Chain business due to planned client exits and end of life programs, primarily in the consumer electronics and computing industries.
- Gross margin improvement primarily due to the acquisition of IWCO Direct and higher gross margin in the Asia region, partially offset by a reduction in net revenue in the Americas and Europe, which adversely impacted gross margin.
- SG&A expenses increased primarily due to additional SG&A costs associated with IWCO Direct ($14.7 million), higher share-based compensation expense ($2.1 million), which are recorded as part of Corporate-level activity, lower employee-related costs ($1.3 million), as well as other general and administrative costs.

* *See EBITDA and Adjusted EBITDA reconciliation on slide* ***19****.*

16

STEEL CONNECT

17 17 9 - Months Fiscal Year ’ 18 9 - Months Fiscal Year ‘17 $ Change % Change Net Revenue $443.0 $336.8 $106.2 31.5% Gross Profit $63.9 $29.1 $34.8 119.8% Gross Margin % 14.4% 8.6% --- 580 bps SG&A $72.6 $39.6 $33.0 83.4% Total Operating Expenses $72.1 $41.5 $30.6 73.8% Operating Income (loss) $(8.2) $(12.4) $4.2 34.2% Net Income (loss) $44.2 $(16.5) $60.8 367.9% EBITDA (loss)* $14.9 $(2.1) $17.0 826.0% Adjusted EBITDA (loss)* $20.5 $(1.8) $22.3 1,245.9% ▪ Net revenue improvement driven by the increase in revenue associated with the acquisition of IWCO Direct, offset by anticipat ed declines in the Supply Chain business due to planned client exits and end of life programs, primarily in the consumer electronics and computing industries. ▪ Gross margin improvement primarily due to the acquisition of IWCO Direct, partially offset by a reduction in revenues in the Americas, Asia and Europe . ▪ SG&A expenses increased primarily due to additional SG&A costs and higher professional fees related to IWCO Direct ($25.0 million in aggregate) and h igh er share - based compensation expense ($9.1 million), which are recorded as part of Corporate - level - activity. ($’s in millions) * See EBITDA and Adjusted EBITDA reconciliation on slide 19 . Fiscal 2018 Nine - Month Financial Highlights (For the 3 - month periods ended April 30, 2018 and April 30, 2017)

18 18 ▪ $99.7 million in cash and cash equivalents to fund working capital. ▪ Funding for IWCO Direct acquisition provided by Cerberus Business Finance as a $393.0 million loan and a borrowing of up to $25.0 million under a revolving credit facility repayable in consecutive quarterly installments, commencing on March 31, 2018. ▪ ABL Credit Facility with PNC Bank (agent/lender); up to $50 million available (contingent upon assets and Agreement conditions); $0.0 million borrowed as of January 31, 2018 (excluding undrawn LCs). ▪ Raised $100 million in 2014 through Convertible Notes Offering: ▪ Wells Fargo Bank – Trustee ▪ Bear interest at 5.25% per annum, payable semi - annually ▪ Mature in March 2019 ▪ Net carrying value of the Notes was $63.3 million as of April 30, 2018 ($’s in millions) April 30, 2018 January 31, 2018 July 31, 2017 Total Cash & Equivalents $99.7 $106.4 $110.7 Trading Securities -- -- $11.9 Working Capital 1 $(22.8) $52.6 $108.7 Total Debt 2 $459.1 $466.6 $67.6 Current Ratio 0.9 1.2 1.7 Total Debt 3 $359.4 $360.2 $(55.0) 1. Note that the Convertible Notes are due March 1, 2019 which makes them a Current Liability. 2. Represents amount of Convertible Notes at maturity plus the balance outstanding on ModusLink’s PNC Facility plus the outst and ing balance on IWCO Direct’s Credit Facility plus the principal amount outstanding on the Cerberus Term Loan. 3. Represents Total Debt as defined above -- Total Cash & Equivalents - Trading Securities. Future Focus on Strengthening our Balance Sheet

19 19 Fiscal 2018 Third Quarter Financial Comparisons EBITDA Reconciliation Net income (loss) to Adjusted EBITDA 1 2018 2017 2018 2017 Net income (loss) (10,333)$ (5,067)$ 44,248$ (16,516)$ Interest income (174) (96) (430) (276) Interest expense 10,680 2,041 19,362 6,179 Income tax expense 715 819 (71,719) 2,591 Depreciation 5,732 1,877 11,388 5,967 Amortization of intangible assets 7,964 - 12,071 - EBITDA 14,584 (426) 14,920 (2,055) SEC inquiry and financial restatement costs - - - 12 Strategic consulting and other related professional fees 304 20 2,906 27 Executive severance and employee retention 53 - 202 300 Restructuring 77 (249) 118 1,901 Non-cash charge related to a fair value step-up to work-in-process inventory - - 6,971 - Share-based compensation 2,260 145 9,657 526 Gain on sale of long-lived assets (143) - (12,835) - Impairment of long-lived assets - - (91) - Unrealized foreign exchange (gains) losses, net (1,526) (350) (442) 1,232 Other non-operating (gains) losses, net 1,505 (2,502) (271) (2,607) (Gains) on investments in affiliates and impairments (200) (232) (601) (1,128) Adjusted EBITDA 16,914$ (3,594)$ 20,534$ (1,792)$ 1 The Company defines Adjusted EBITDA as net income (loss) excluding net charges related to interest income, interest expense, income tax expense, depreciation, amortization of intangible assets, SEC inquiry and restatement costs, strategic alternatives and other professional fees, executive severance and employee retention, restructuring, non-cash charge related to a fair value step-up to work-in-process inventory, share- based compensation, gain on sale of long-lived assets, impairment of long-lived assets, unrealized foreign exchange (gains) losses, net, other non- operating (gains) losses, net, and (gains) losses on investments in affiliates and impairments. Steel Connect, Inc. and Subsidiaries Reconciliation of Selected Non-GAAP Measures to GAAP Measures (in thousands) (unaudited) Three Months Ended April 30, Nine Months Ended April 30,

20 20 Conclusion ▪ The addition of IWCO Direct already making real the vision held for this acquisition ▪ Steel Connect’s financial profile has improved significantly. ▪ New opportunities for significant value creation, both near - and long - term. ▪ Rapid, effective implementation of The Steel Way to further optimize business performance. ▪ The ModusLink business transformation continues with lower costs, modestly increasing gross margins and a focus on improving processes, putting the Company in a position for profitability as new business is generated and newer accounts grow in volume. ▪ Steel Connect continues to strengthen the ModusLink and IWCO Direct teams, enter new markets and industries, and are investing in our foundations to support anticipated, profitable growth. ▪ Steel Connect’s Board and management are aligned and focused on building a profitable and growing business that drives shareholder value.

21 21 1601 Trapelo Road | Suite 170 | Waltham, MA 02451 | United States | Tel: +1.781.663.5000 website: investor.moduslink.com Steel Connect, Inc. is a publicly - traded diversified holding company (Nasdaq Global Select Market symbol “STCN”) with two wholly - owned subsidiaries ModusLink Corporation and IWCO Direct that have market - leading positions in supply chain management and direct marketing. ModusLink Corporation provides digital and physical supply chain solutions to many of the world’s leading brands across a diverse range of industries, including consumer electronics, telecommunications, computing and storage, software and content, consumer packaged goods, medical devices, retail and luxury, and connected devices. With a global footprint spanning North America, Europe and the Asia Pacific, the Company’s solutions and services are designed to improve end - to - end supply chains in order to drive growth, lower costs, and improve profitability. IWCO Direct is a leading provider of data - driven marketing solutions that help clients drive response across all marketing channels to create new and more loyal customers. It is the largest direct mail production provider in North America, with a full range of services including strategy, creative, and production for multichannel marketing campaigns, along with one of the industry’s most sophisticated postal logistics strategies for direct mail. For details on ModusLink Corporation’s solutions visit www.moduslink.com, read the company’s blog for supply chain professionals For details on IWCO Direct visit www.iwco.com, read the company’s blog, “SpeakingDIRECT.” Investor Relations: Glenn Wiener, GW Communications Tel: 212 - 786 - 6011 Email: gwiener@GWCco.com Follow us on social media: LinkedIn | Twitter | Facebook | YouTube | Google+